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                                                                   EXHIBIT 10.12



                            FOURTH AMENDMENT TO LEASE

       This FOURTH AMENDMENT TO LEASE ("Amendment") is made this 1st day of July 1, 1997, by and between the Trustees Under the Will and of the Estate of James Campbell, deceased, acting in their fiduciary and not their individual capacities ("Landlord"), and Planet Polymer Technologies, Inc., a California corporation ("Tenant").

       WHEREAS, Landlord and Tenant entered into a lease dated July 11, 1992, as amended by First Amendment to Lease dated August 13, 1992, by Second Amendment to Lease dated May 3, 1994, and by Third Amendment to Lease dated April 17, 1996, covering certain premises located at 9985 Business Park Avenue, Suite A, (the "Premises") City of San Diego, County of San Diego, State of California (the "Lease").

       WHEREAS, it is the mutual desire of the parties hereto to amend the Lease and to enter into certain other agreements as hereinafter specified:

       NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties, Landlord and Tenant agree as follows:

1. Lease Term. The term of the Lease commenced July 20, 1992 and is hereby extended until July 31, 1999.

2. Base Monthly Rent. On the Effective Date, Base Monthly Rent as defined in Paragraph 3 of the above referenced lease shall be adjusted as follows:

             Effective Date through 7/31/98              $4,316.80/month
             8/1/98 through 7/31/99                      $4,489.47/month

3. Effective Date. The above referenced extension of the Lease term shall commence on August 1, 1997 (the "Effective Date").

Except as amended herein, all other terms and conditions of the Lease remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on July 17, 1997:

Landlord:                              Tenant:


THE TRUSTEES UNDER THE WILL            PLANET POLYMER TECHNOLOGIES,
AND OF THE ESTATE OF JAMES             INC., a California corporation
CAMPBELL, deceased, in their
fiduciary and not in their individual
capacities

By: /s/ Roy S. Robins                  By: /s/ Robert J. Petcavich
   -------------------------------        --------------------------------

 Its: Director Mainland Properties      Its: CEO
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By: /s/ Sydni L. Robertson, CPM        By:
   -------------------------------        --------------------------------

 Its: Senior Asset Manager              Its:
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